                                                                    EXHIBIT 25.1
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

                            -------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

          800 Nicollet Mall
        Minneapolis, Minnesota                                  55402
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)

                              Raymond S. Haverstock
                         U.S. Bank National Association
                              60 Livingston Avenue
                               St. Paul, MN 55107
                                 (651) 495-3909
            (Name, address and telephone number of agent for service)

                             Ashton Woods USA L.L.C.
                                       And
                            Ashton Woods Finance Co.
                     (Issuer with respect to the Securities)

             Nevada                                       78-2721881

            Delaware                                      20-3548058
-------------------------------             ------------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

      1080 Holcomb Bridge Road
      Building 200, Suite 350                               30076
      Roswell, GA
----------------------------------------                  ----------
(Address of Principal Executive Offices)                  (Zip Code)

                     9.5% SENIOR SUBORDINATED NOTES DUE 2015
                       (TITLE OF THE INDENTURE SECURITIES)

================================================================================

                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

         a) Name and address of each examining or supervising authority to which it is subject.
                           Comptroller of the Currency
                           Washington, D.C.

         b)       Whether it is authorized to exercise corporate trust powers.
                           Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                  None

ITEMS 3-15        Items 3-15 are not applicable because to the best of the
                  Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

         1. A copy of the Articles of Association of the Trustee.*

         2. A copy of the certificate of authority of the Trustee to commence business.*

         3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

         4. A copy of the existing bylaws of the Trustee.*

         5. A copy of each Indenture referred to in Item 4. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

         7. Report of Condition of the Trustee as of September 30, 2005 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

   * Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4 filed by Revlon Consumer Products Corp., Registration Number 333-128217, dated 11-22-2005.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 4th of January, 2006.

                                            By:       /s/ Raymond S. Haverstock
                                                     ---------------------------
                                                     Raymond S. Haverstock
                                                     Vice President

By:       /s/ Richard Prokosch
         ---------------------
         Richard Prokosch
         Vice President

                                                                       EXHIBIT 6

                                     CONSENT


         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  January 4 2006

                                            By:       /s/ Raymond S. Haverstock
                                                     ---------------------------
                                                     Raymond S. Haverstock
                                                     Vice President

By:       /s/ Richard Prokosch
         ---------------------
         Richard Prokosch
         Vice President

                                                                       EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 9/30/2005

                                    ($000'S)

                                                                     9/30/2005
                                                                    ------------
ASSETS
     Cash and Due From Depository Institutions                      $  6,913,461
     Securities                                                       41,305,628
     Federal Funds                                                     3,300,808
     Loans & Lease Financing Receivables                             132,797,940
     Fixed Assets                                                      1,767,618
     Intangible Assets                                                10,366,321
     Other Assets                                                     10,215,546
                                                                    ------------
     TOTAL ASSETS                                                   $206,667,322

LIABILITIES
     Deposits                                                       $130,337,423
     Fed Funds                                                        17,257,962
     Treasury Demand Notes                                                     0
     Trading Liabilities                                                 176,079
     Other Borrowed Money                                             25,506,397
     Acceptances                                                          85,177
     Subordinated Notes and Debentures                                 6,661,982
     Other Liabilities                                                 5,968,944
                                                                    ------------
     TOTAL LIABILITIES                                              $185,993,964

EQUITY
     Minority Interest in Subsidiaries                              $  1,029,440
     Common and Preferred Stock                                           18,200
     Surplus                                                          11,804,040
     Undivided Profits                                                 7,821,678
                                                                    ------------
         TOTAL EQUITY CAPITAL                                       $ 20,673,358

TOTAL LIABILITIES AND EQUITY CAPITAL                                $206,667,322

--------------------------------------------------------------------------------

To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:        /s/ Raymond S. Haverstock
         ---------------------------------------
           Vice President

Date:  January 4, 2006